Prudential Government Securities Trust
(Money Market Series-Class Z shares)


--------------------------------------------------------------------------------
Prospectus dated January 29, 1996
(as supplemented March 1, 1996)
--------------------------------------------------------------------------------


Prudential Government Securities Trust (the Trust) is a diversified, open-end management investment company whose shares of beneficial interest are offered in three series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.

The investment objectives of the Money Market Series (the Series) are to obtain high current income, preservation of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term money-market instruments issued or guaranteed by the United States Government or its agencies or instrumentalities. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objectives and Policies."

An  investment  in  the  Series  is  neither   insured  nor  guaranteed  by  the
U.S.Government and there can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share. See "How the Trust Values its Shares."

The Trust's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

--------------------------------------------------------------------------------


Class Z shares  are  offered  exclusively  for sale to  participants  in the PSI
401(k) Plan, an employee benefit plan sponsored by Prudential Securities Incorporated (the PSI 401 (k) Plan or the Plan). Only Class Z shares are offered through this Prospectus. The Series also offers Class A shares through the attached Prospectus dated January 29, 1996 (the Retail Class Prospectus) which is a part hereof.


--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Trust and the Series that a prospective investor should know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 29, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above.

--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                FUND EXPENSES-MONEY MARKET SERIES-CLASS Z SHARES



--------------------------------------------------------------------------------

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price) ..............................................  None
Maximum Sales Load or Deferred Sales Load Imposed
  on Reinvested Dividends .........................................  None
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, whichever is lower) .....................  None
Redemption Fees ...................................................  None
Exchange Fee ......................................................  None


Annual Fund Operating Expenses*
 (as a percentage of average net assets)
Management Fees ...................................................  .400%
12b-1 Fees ........................................................  None
Other Expenses ....................................................  .255%
                                                                     -----
    Total Fund Operating Expenses .................................  .655%
                                                                     =====



Example                              1 Year    3 Years    5 Years    10 Years
-------                              ------    -------    -------    --------


You would pay the  following
  expenses on a $1,000  investment,
  assuming (1) 5% annual return
  and (2) redemption at the end
  of each time period:
                                      $ 7       $ 21       $ 36        $ 82


The above example is based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended November 30, 1995. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in Class Z shares of the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Trust is Managed." "Other Expenses" includes operating expenses of the Series, such as trustees' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

----------
*Estimated based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended November 30, 1995.

--------------------------------------------------------------------------------

The following information supplements "How the Trust is Managed-Distributor" in the Retail Class Prospectus:

    Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Series' Class Z shares under a Distribution Agreement with the Trust, none of which is reimbursed by or paid for by the Trust.

The    following     information     supplements    "Taxes,     Dividends    and
Distributions-Taxation of Shareholders" in the Retail Class Prospectus:


    As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.


The following information supplements "Shareholder Guide-How to Buy Shares of the Trust" and "Shareholder Guide-How to Sell Your Shares" in the Retail Class
Prospectus:


    Class Z shares of the Series are offered exclusively for sale to participants in the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to contributions in the Plan. All purchases by the Plan will be for Class Z shares. Effective as of March 1, 1996, Series shares held through the PSI 401 (k) Plan on behalf of participants will be automatically exchanged for Class Z shares. Individual Plan participants should contact the Prudential Securities Benefits Department for information on making or changing investment choices. The Prudential Securities Benefits Department is located at One Seaport Plaza, 33rd Floor, New York, New York 10292 and may be reached by calling (212) 214-7194.


The following information supplements "Shareholder Guide-How to Exchange Your Shares" in the Retail Class Prospectus:


    Class Z shareholders of the Series may exchange their Class Z shares for Class Z shares of certain other Prudential Mutual Funds on the basis of relative net asset value. You should contact the Prudential Securities Benefits Department about how to exchange your Class Z shares. See "How to Buy Shares of the Trust" above. Participants who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.


The information above also supplements the information under "Trust Highlights" in the Retail Class Prospectus as appropriate.

Prudential Government Securities Trust
(Money Market Series)

--------------------------------------------------------------------------------

Prospectus dated January 29, 1996

--------------------------------------------------------------------------------

Prudential Government Securities Trust (the Trust) is a diversified, open-end management investment company whose shares of beneficial interest are offered in three series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. Only Class A shares of the Money Market Series are offered through this prospectus.


The investment objectives of the Money Market Series (the Series) are to obtain high current income, preservation of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term money-market instruments issued or guaranteed by the United States Government or its agencies or instrumentalities. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objectives and Policies."

An  investment  in the  Series is neither  insured  nor  guaranteed  by the U.S.
Government and there can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share. See "How the Trust Values its Shares."

The Trust's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

--------------------------------------------------------------------------------


This Prospectus sets forth concisely the information about the Trust and the Series that a prospective investor should know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 29, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above.


--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TRUST HIGHLIGHTS

    The following summary is intended to highlight certain information contained in this prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------

What is Prudential Government Securities Trust?

    Prudential Government Securities Trust is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Trust is an open-end, diversified management investment company. Only the Money Market Series is offered through this Prospectus.

What are the Series' Investment Objectives?

    The Series' investment objectives are to obtain high current income, preservation of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term money-market instruments issued or guaranteed by the United States Government or its agencies or instrumentalities. There can be no assurance that the Series' investment objective will be achieved.
See "How the Trust Invests-Investment Objectives and Policies" at page 6.

Risk Factors and Special Characteristics

    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in its portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Trust Values its Shares" at page 10.

Who Manages the Trust?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Trust and is compensated for its services at an annual rate of .40 of 1% of the Series' average daily net assets up to $1 billion, .375 of 1% of the Series' average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion. As of December 31, 1995, PMF served as manager or administrator to 60 investment companies, including 36 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Trust under a Subadvisory Agreement with PMF. See "How the Trust is Managed-Manager" at page 8.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Who Distributes the Series' Shares?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A shares and is paid an annual service fee at the rate of .125 of 1% of the average daily net assets of the Series Class A shares. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD) acted as the Distributor of the Series' Class A shares. See "How the Trust is Managed-Distributor" at page 9.


What is the Minimum Investment?

    The minimum initial investment is $1,000. The subsequent minimum investment is $100. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Trust" at page 13 and "Shareholder Guide-Shareholder Services" at page 18.

How Do I Purchase Shares?


    You may purchase Class A shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Trust, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Trust Values its Shares" at page 10 and "Shareholder Guide-How to Buy Shares of the Trust" at page 13.


How Do I Sell My Shares?


    You may redeem Class A shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide-How to Sell Your Shares" at page 15.


How Are Dividends and Distributions Paid?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. Dividends and distributions will be automatically reinvested in additional Class A shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 11.

--------------------------------------------------------------------------------

                TRUST EXPENSES-MONEY MARKET SERIES-CLASS A SHARES


--------------------------------------------------------------------------------

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases .............................. None
  Maximum Sales Load Imposed on Reinvested Dividends ................... None
  Deferred Sales Load .................................................. None
  Redemption Fees ...................................................... None
  Exchange Fee ......................................................... None


Annual Series Operating Expenses
(as a percentage of average net assets)
  Management Fees ...................................................... 0.400%
  12b-1 Fees ........................................................... 0.125%
  Other Expenses ....................................................... 0.255%
                                                                         -----
  Total Series Operating Expenses ...................................... 0.780%
                                                                         =====

                      Example                          1 Year     3 Years     5 Years     10 Years
                      -------                          ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:             $8         $25         $43          $97

------------
    The above example is based on data for the Series' fiscal year ended November 30, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Trust is Managed." "Other Expenses" include operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agent and custodian fees.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (for a share of beneficial interest outstanding
                    throughout each of the periods indicated)


    The following financial highlights, with respect to the five-year period ended November 30, 1995, for the Series' Class A shares have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements.


--------------------------------------------------------------------------------

                                                              Money Market Series-Class A Shares
                             -------------------------------------------------------------------------------------------------------
                                                                   Year Ended November 30,
                             -------------------------------------------------------------------------------------------------------
PER SHARE OPERATING           1995      1994      1993        1992        1991        1990      1989    1988(D)     1987      1986
  PERFORMANCE:                ----      ----      ----        ----        ----        ----      ----    -------     ----      ----
Net asset value, beginning
  of period ..............   $1.000    $1.000    $1.000      $1.000      $1.000      $1.000    $1.000    $1.000    $1.000    $1.000
                             ------    ------    ------      ------      ------      ------    ------    ------    ------    ------

Net investment income ....     .052      .033      .026        .035        .058        .076      .084      .067      .058      .061

Dividends from net
  investment income ......    (.052)    (.033)    (.026)      (.035)      (.058)      (.076)    (.084)    (.067)    (.058)    (.061)
                             ------    ------    ------      ------      ------      ------    ------    ------    ------    ------
Net asset value, end of
  period .................   $1.000    $1.000    $1.000      $1.000      $1.000      $1.000    $1.000    $1.000    $1.000    $1.000
                             ======    ======    ======      ======      ======      ======    ======    ======    ======    ======
TOTAL RETURN(D)(D) .......    5.20%     3.29%     2.62%       3.57%       5.96%       7.83%     8.77%     6.99%     6.01%     6.30%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000) ................. $598,194  $637,343  $919,503  $1,026,187  $1,212,836  $1,355,058  $667,571  $470,727  $445,761  $329,789
Average net assets (000) . $597,599  $732,867  $950,988  $1,113,759  $1,255,014  $  857,385  $528,820  $480,598  $368,100  $315,520
Ratio to average net assets:
  Expenses, including
    distribution fees ....     .78%      .77%      .72%        .72%        .65%        .66%      .68%      .65%      .68%      .70%
  Expenses, excluding
    distribution fees ....     .65%      .64%      .59%        .60%        .53%        .53%      .56%      .52%      .55%      .57%
  Net investment income ..    5.15%     3.19%     2.56%       3.42%       5.78%       7.52%     8.30%     6.69%     5.78%     6.13%


------------
   (D)On August 9, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Trust. See "Manager" in the Statement of Additional Information.

(D)(D)Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


--------------------------------------------------------------------------------

                              CALCULATION OF YIELD


    The Series calculates its "current yield" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The Series also calculates its "effective annual yield" assuming weekly compounding. The following is an example of the yield calculations as of November 30, 1995:

  Value of hypothetical account at end of period                  $1.000984004
  Value of hypothetical account at beginning of period             1.000000000
                                                                  ------------
  Base period return                                              $0.000984004
                                                                  ============
  Current yield (.000984004 x (365/7))                                5.13%
  Effective annual yield, assuming weekly compounding                 5.26%


    The yield will fluctuate from time to time and is not necessarily representative of future performance.


    The weighted average life to maturity of the portfolio of the Series on November 30, 1995 was 50 days.


    Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Trust's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, and market indices.

                              HOW THE TRUST INVESTS

INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of the Series are to obtain high current income, preserve capital and maintain liquidity. There can be no assurance that these objectives will be achieved.

    The Series' investment objectives are fundamental policies, and, therefore, may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Money Market Series, as defined in the
Investment Company Act of 1940, as amended (the Investment Company Act). Policies that are not fundamental may be modified by the Trustees.
    The Series will invest at least 80% of its total assets in United States Government securities. These securities may include securities issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities which have been established or sponsored by the United States Government including repurchase agreements with respect to such securities. The Series may also invest in fully insured certificates of deposit issued by banks or savings and loan associations subject to certain restrictions and obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the United States, and there is no assurance these commitments will be undertaken or met in the future. See "Investment Restrictions" in the Statement of Additional Information.

    The Series may also purchase instruments of the types described above together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instrument, commonly known as a "put." The aggregate price that the Series pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments. See "Investment Objectives and Policies" in the Statement of Additional Information.

    The Series seeks to maintain a $1.00 share price at all times. To achieve this, the Series purchases only securities with remaining maturities of thirteen months or less and limits the dollar-weighted average maturity of its portfolio to 90 days or less. There is no assurance that the Series will be able to maintain a stable net asset value. See "How the Trust Values its Shares."


    The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Trust Values its Shares." Accordingly, the Series will limit its portfolio investments to those instruments which present minimal credit risks and which are of "eligible quality" as determined by the Series' investment adviser under the supervision of the Trustees. "Eligible quality," for this purpose, means (i) a security rated in one of the two highest rating categories by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Series' investment adviser under the supervision of the Trustees. The purchase by the Series of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Trustees.

OTHER INVESTMENTS AND POLICIES

    Repurchase Agreements

    The Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of such instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the SEC.

    When-Issued and Delayed Delivery Securities

    The Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place as much as a month or more into the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Series' purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets commited to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

    Borrowing

    The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of its total assets to secure these borrowings. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Series' total assets. Investment securities will not be purchased while borrowings are outstanding.

    Illiquid Securities


    The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations if in each case such investments have a readily available market are not considered illiquid for purposes of this limitation. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


INVESTMENT RESTRICTIONS

    The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE TRUST IS MANAGED

    The Trust has Trustees who, in addition to overseeing the actions of the Trust's Manager, Subadviser and Distributor, as set forth below, decide upon matters of general policy. The Trust's Manager conducts and supervises the daily business operations of the Trust. The Trust's Subadviser furnishes daily investment advisory services.


    For the fiscal year ended November 30, 1995, total expenses of the Series' Class A shares as a percentage of its average net assets were .78%. See "Financial Highlights."


MANAGER


    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the Manager of the Trust and is compensated for its services at an annual rate of .40 of 1% of the Series' average daily net assets up to $1 billion, .375 of 1% of the Series' average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended November 30, 1995, the Trust paid management fees to PMF of
 .40% of the average net assets of the Series. See "Manager" in the Statement of Additional Information.

    As of December 31, 1995, PMF served as the manager to 36 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 24 closed-end investment companies with aggregate assets of approximately $51 billion.


    Under the Management Agreement with the Trust, PMF manages the investment operations of the Trust and also administers the Trust's corporate affairs. See "Manager" in the Statement of Additional Information.

    Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation (PIC or the Subadviser), PIC furnishes investment advisory services in connection with the management of the Trust and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

    PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the Series' Class A shares. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, served as the Distributor of the Series' Class A shares.

    Under a Distribution and Service Plan (the Plan) adopted by the Series under Rule 12b-1 under the Investment Company Act and a distribution and service agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing Class A shares of the Series. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of the Series' Class A shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Trust may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


    Under the Plan, the Trust is obligated to pay a service fee to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.



    Under the Plan, the Trust pays the Distributor for its distribution-related activities with respect to Class A shares of the Series at an annual rate of up to .125 of 1% of the average daily net assets of the Series' Class A shares. Account servicing fees are paid based on the average balance of Series Class A shares held in accounts of customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.

    For the fiscal year ended November 30, 1995, the Series paid distribution expenses of .125 of 1% of the average daily net assets of its Class A shares. The Trust records all payments made under the Plan as expenses in the calculation of its net investment income.

    The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (Rule 12b-1 Trustees). The Trustees are provided with and review quarterly reports of expenditures under the Plan. The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the Series' outstanding Class A shares. The Trust will not be obligated to pay expenses incurred under the Plan if it is terminated or not continued.


    In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute Class A shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For  more  detailed  information   concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Trust is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Trust's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker for the Trust, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian of the Trust's portfolio securities and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE TRUST VALUES ITS SHARES


    The net asset value per share or NAV of the Series' Class A shares is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding Class A shares. The Trustees have fixed the specific time of day for the computation of the Series' NAV to be as of 4:30 P.M., New York time, immediately after the daily declaration of dividends.


     The Series will compute its NAV once daily on the days that the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the Series' shares at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

Taxation of the Series

    Each series of the Trust is treated as a separate entity for federal income tax purposes and each has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Series will not be subject to federal income taxes on its net investment income and capital gain, if any, it distributes to shareholders. To the extent not distributed by the Series, taxable net investment income and net capital gains are taxable to the Series. The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series. See "Taxes" in the Statement of Additional Information.

Taxation of Shareholders

    Distributions  of net  investment  income and net  short-term  capital gains
(i.e., the excess of net short-term capital gains over net long-term capital losses), if any, will be taxable to shareholders of the Series as ordinary income, whether or not reinvested. The Series does not expect to realize long-term capital gains or losses. Because none of the income of the Series will consist of dividends from domestic corporations, dividends of net investment income and distributions of net short-term capital gains will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders will generally not be required to pay taxes on amounts distributed to them.

    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

Withholding Taxes

    Under Treasury Regulations, the Trust is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

Dividends and Distributions

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. A shareholder begins to earn dividends on the first business day after the settlement date of his or her order and continues to earn dividends through the day on which his or her shares are redeemed.

    Dividends and distributions will be paid in additional Class A shares of the Series based on the net asset value of the Series' Class A shares on the payment date, unless the shareholder elects in writing not less than five business days prior to the payment date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc., Att:
Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Trust will notify each shareholder after the close of the Trust's taxable year of both the dollar amount and taxable status of that year's dividends and distributions on a per share basis. Distributions may be subject to state and local taxes. See "Taxation of Shareholders" above.


                               GENERAL INFORMATION

DESCRIPTION OF SHARES

    The Trust, organized as an unincorporated business trust under the laws of Massachusetts, is a trust fund of the type commonly known as a "Massachusetts business trust." The Trust's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series and classes within such series.

    The shareholders of the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series are each entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of each series are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Under the Investment Company Act, shareholders of each series have to approve the adoption of any investment advisory agreement relating to such series and of any changes in the investment policies related thereto.


    Shares of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series are each currently comprised of a single class. Shares of the Money Market Series are currently divided into two classes designated Class A and Class Z shares. Each class represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different expenses which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class, (iii) each class has a different exchange privilege and (iv) Class Z shares are offered exclusively for sale to participants in the PSI 401(k) Plan, an employee benefit plan sponsored by Prudential Securities. Since Class A shares are subject to distribution and/or service expenses, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class Z shareholders whose shares are not subject to any distribution and/or service expenses. In accordance with the Trust's Declaration of Trust, the Trustees may authorize the creation of additional classes, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, the Series is offering one class, designated Class A shares. It is anticipated that the Fund will commence offering Class Z shares in or about March 1996.


    It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                                SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE TRUST


    You may purchase Class A shares of the Series through Prudential Securities or through Prusec, or directly from the Trust through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention:
Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and for custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

    Class A shares of the Series are sold, without a sales charge, at the NAV next determined after receipt and acceptance by PMFS of a purchase order and payment in proper form [i.e., a check or Federal Funds wired to State Street
Bank and Trust Company (State Street), the Trust's custodian]. See "How the Trust Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."


    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.

    The Trust reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

    Your dealer is responsible for forwarding payment promptly to the Trust. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

    Transactions in Trust shares may be subject to postage and handling charges imposed by your dealer.

    Purchase through Prudential Securities


    Class A shares of the Series may be purchased through Prudential Securities at the net asset value next computed after your order is received. Prudential Securities will transmit your order to the Trust on the next business day for settlement that day and you will begin earning dividends on the second business day after receipt of your order by Prudential Securities. Prudential Securities will have the use of any free credit balances (i.e., immediately available funds) held in your account until they are delivered to the Trust in connection with your purchase.

    Class A shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will thereafter receive statements and dividends directly from the Series and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase Class A shares of the Series through Prudential Securities may not redeem those shares by check, Prudential Securities may provide its clients with alternative forms of immediate access to monies invested in Class A shares of the Series.

    Prudential Securities clients wishing additional information concerning investment in Series Class A shares made through Prudential Securities should call their Prudential Securities financial adviser.

    Automatic Investment. Prudential Securities has advised the Series that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit cash balances of $1,000 or more ($1.00 for IRAs and Benefit Plans) (Eligible Credit Balances) held in such client's account in Class A shares of the Series (Autosweep). Under these procedures, for accounts other than IRA and Benefit Plans, an order to purchase Class A shares of the Series is placed (i) in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, at the opening of business on the day following the settlement of the securities sale, and (ii) in the case of Eligible Credit Balances resulting from a non-trade related credit (e.g., receipt of a dividend or interest payment, maturity of a bond or a cash payment into the securities account), at the opening of business semi-monthly. For IRAs and Benefit Plans, orders will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit, in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order is placed under these procedures resulting from the settlement of a securities sale, any non-trade related credit in the client's account will also be automatically invested. For the purposes of Autosweep, "Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. "IRAs" are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code. All shares purchased pursuant to these procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will have the use of Eligible Credit Balances until monies are delivered to the Fund.

    Self-directed Investment. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of Series Class A shares through Prudential Securities, subject to minimum initial and subsequent investment requirements as described above.

    A Prudential Securities client who has not elected Autosweep (see "Automatic Investment") and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends until the business day after Prudential Securities has placed the client's purchase order with the Trust to purchase Class A shares of the Series. Accordingly, Prudential Securities will have the use of such free credit balances during this period.


    Purchase through Prusec


    You may purchase Class A shares of the Series by placing an order with your Prusec registered representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. The Prusec registered representative will then forward these items to the Transfer Agent. See "Purchase By Mail" below.


    Purchase by Wire


    For an initial purchase of Class A shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts 02205, Services Division, Attention: Prudential Government Securities Trust (Money Market Series), specifying on the wire the account number assigned by PMFS and your name.

    If you arrange for receipt by State Street of Federal Funds prior to 4:30 P.M., New York time, on a business day, you may purchase Series Class A shares as of that day and earn dividends commencing on the next business day.


    In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Government Securities Trust (Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders by wire. The minimum amount which may be invested by wire is $1,000.

    Purchase by Mail

    Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment of the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. If PMFS receives your order to purchase shares of the Trust and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective on that day and you will begin earning dividends on the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Government Securities Trust (Money Market Series). Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares."

HOW TO SELL YOUR SHARES


    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Trust Values its Shares."


    Shares for which a redemption request is received prior to 4:30 P.M., New York time, are entitled to a dividend on the day the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

    If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    Normally, the Trust makes payment on the next business day for all shares of the Series redeemed, but in any event, payment will be made within seven days after receipt by PMFS of share certificates and/or of a redemption request in proper form. However, the Trust may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets the Series normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the investments of the Series or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC may permit for protection of the shareholders of the Money Market Series.

    Payment for redemption of recently purchased shares will be delayed until the Trust or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided if shares are purchased by wire or by certified or official bank check.

    Redemption of Shares Purchased Through Prudential Securities


    Prudential Securities clients for whom Prudential Securities has purchased Class A shares of the Series may have such shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

    Prudential Securities has advised the Series that it has established procedures pursuant to which Class A shares of the Series held by a Prudential
Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar, unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total NAV of Series Class A shares held in the client's Prudential Securities account or
(b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or meet any market action related deficiency in his or her account must do so not later than the day of settlement for such securities transaction or the date such market action related deficiency is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.


    Redemption of Shares Purchased Through PMFS


    If you purchase Class A shares of the Series through PMFS, you may use Check Redemption, Expedited Redemption or Regular Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

    Regular Redemption. You may redeem your shares by sending a written request to PMFS, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates must be endorsed by you with signature guaranteed, as described above. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Regular redemption is made by check mailed to the shareholder's address.


    Expedited Redemption. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial investment is made or at a later date. Once an Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., Att:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used to redeem shares in an amount of $200 or more, except that if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

    During periods of severe market or economic conditions, Expedited Redemption may be difficult to implement and you should redeem your shares by mail as described above.


    Check Redemption. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Trust as authority to redeem a sufficient number of Class A shares of the Series in your account to cover the amount of the check. If insufficient shares are in the account or, if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. PMFS reserves the right to impose a service charge to establish a checking account and order checks.

    Involuntary Redemption

    Because of the relatively high cost of maintaining an account, the Trust reserves the right to redeem, upon 60 days' written notice, an account which is reduced to an NAV of $500 or less due to a redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

    Redemption in Kind

    If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Trust Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder.

    90-Day Repurchase Privilege


    If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Trust at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Trust's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. Exercise of the repurchase privilege will not affect the federal income tax treatment of any gain realized upon the redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.


    Class B and Class C Purchase Privilege

    You may direct that the proceeds of the redemption of your shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

    As a shareholder of the Series you may exchange your shares for shares of other series of the Trust and certain other Prudential Mutual Funds, including money market funds and funds sold with an initial sales charge, subject to the minimum investment requirements of such funds on the basis of the relative NAV. You may exchange your shares for Class A shares of the Prudential Mutual Funds on the basis of the relative NAV, plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. You may not exchange your shares for Class C shares of the Prudential Mutual Funds. See "How to Sell Your Shares-Class B and Class C Purchase Privilege" above and "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fradulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. (The Trust or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc., at the address noted above.

    The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

    In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following additional services and privileges:


    * Automatic Reinvestment of Dividends and/or Distributions. For your convenience, all dividends and distributions are automatically reinvested in full and fractional Class A shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold your shares through Prudential Securities, you should contact your financial adviser.


    * Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of Series Class A shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    * Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    * Systematic Withdrawal Plan. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    * Multiple Accounts. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

    * Reports to Shareholders. The Trust will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Trust will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Trust at One Seaport Plaza, New York, NY 10292.

    * Shareholder Inquiries. Inquiries should be addressed to the Trust at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        THE PRUDENTIAL MUTUAL FUND FAMILY

    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec registered representative or telephone the Trust at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


(Left Column)


    Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
Income Portfolio
The BlackRock Government Income Trust

    Tax-Exempt Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

    Global Funds
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.



(Right Column)


    Equity Funds
Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

    Money Market Funds
  * Taxable Money Market Funds
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets

  * Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

  * Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

  * Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

(Left Column)



No  dealer,  sales  representative  or  any  other
person has been authorized to give any infommation
or to make any  representations,  other than those
contained in this  Prospectus,  in connection with
the offer  contained in this  Prospectus,  and, if
given  or  made,   such   other   information   or
representations must not be relied upon as having been authorized by the Trust or the Distributor.
This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------

                 TABLE OF CONTENTS

                                              Page
                                              ----
TRUST HIGHLIGHTS .............................   2
  Risk Factors and Special Characteristics ...   2
TRUST EXPENSES ...............................   4
FINANCIAL HIGHLIGHTS .........................   5
CALCULATION OF YIELD .........................   6
HOW THE TRUST INVESTS ........................   6
  Investment Objectives and Policies .........   6
  Other Investments and Policies .............   7
  Investment Restrictions ....................   8
HOW THE TRUST IS MANAGED .....................   8
  Manager ....................................   8
  Distributor ................................   9
  Portfolio Transactions .....................  10
  Custodian and Transfer and
    Dividend  Disbursing Agent ...............  10
HOW THE TRUST  VALUES  ITS  SHARES ...........  10
TAXES,  DIVIDENDS  AND  DISTRIBUTIONS ........  11
GENERAL INFORMATION ..........................  12
  Description of Shares ......................  12
  Additional  Information ....................  12
SHAREHOLDER GUIDE ............................  13
  How to Buy  Shares of the  Trust ...........  13
  How to Sell  Your  Shares ..................  15
  How to Exchange  Your  Shares ..............  17
  Shareholder Services .......................  18
THE PRUDENTIAL MUTUAL FUND FAMILY ............ A-1


--------------------------------------------------
100A                                       430144C

--------------------------------------------------

                CUSIP #: 744342 20 50

--------------------------------------------------

(Right Column)

Prudential
Government
Securities
Trust
---------------------
(Money Market Series)

Prudential Mutual Funds
BUILDING YOUR FUTURE
ON OUR  STRENGTH

PROSPECTUS

January 29, 1996